EXHIBIT 24.1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Scott Krohn and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Shellye L. Archambeau
Shellye L. Archambeau

24-1

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Mark T. Bertolini
Mark T. Bertolini

24-2

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Richard L. Carrión
Richard L. Carrión

24-3

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Scott Krohn and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Melanie L. Healey
Melanie L. Healey

24-4

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Scott Krohn and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ M. Frances Keeth
M. Frances Keeth

24-5

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Karl-Ludwig Kley
Karl-Ludwig Kley

24-6

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Francis J. Shammo, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Lowell C. McAdam
Lowell C. McAdam

24-7

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Donald T. Nicolaisen
Donald T. Nicolaisen

24-8

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Clarence Otis, Jr.
Clarence Otis, Jr.

24-9

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Scott and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Rodney E. Slater
Rodney E. Slater

24-10

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Scott Krohn and Anthony T. Skiadas and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Kathryn A. Tesija
Kathryn A. Tesija

24-11

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Gregory D. Wasson
Gregory D. Wasson

24-12

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Gregory G. Weaver
Gregory G. Weaver

24-13

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Scott Krohn and Anthony T. Skiadas and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Francis J. Shammo
Francis J. Shammo

24-14

POWER OF ATTORNEY

WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the “Company”), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the “Act”), a registration statement on Form S-3 relating to the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities, or (d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company’s common stock, another series of preferred stock or other securities or property (collectively, the “Registration Statement”).

NOW, THEREFORE, the undersigned hereby appoints Lowell C. McAdam, Francis J. Shammo and Scott Krohn and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of September, 2016.

/s/ Anthony T. Skiadas
Anthony T. Skiadas

24-15